LION BATTERY TECHNOLOGIES INC.	3 Months Ended
Nov. 30, 2020
Disclosure of detailed information about investment property [abstract]
LION BATTERY [Text Block]

4.           LION BATTERY TECHNOLOGIES INC.

On July 12, 2019 the Company and Anglo American Platinum Limited ("Amplats") entered into agreements to launch Lion as a new venture. Lion was incorporated on June 17, 2019 to research new lithium battery technology utilizing platinum and palladium. The Company received 400,000 common shares of Lion, valued at a price of $0.01 per share, as the original founder of Lion. Both the Company and Amplats are to equally invest up to an aggregate of $4.0 million into Lion, of which approximately $1.0 million would be for general and administrative expenses and the commercialization of the technology developed, subject to certain conditions. All funding into Lion by the Company or Amplats is to be in exchange for preferred shares of Lion at a price of $0.50 per share over an approximate three to four year period.

On July 12, 2019, the Company and Amplats each invested $550 as a first tranche of funding into Lion in exchange for 1,100,000 Lion preferred shares each at a price of $0.50 per share. In June 2020 the Company and Amplats each invested $350 as a second tranche of funding in exchange for 700,000 Lion preferred shares at a price of $0.50 per share. Amplats and the Company are in process to approve and equally invest in a third tranche of funding to Lion in January 2021 for an aggregate amount of $0.70 million in exchange for 700,000 Lion preferred shares at a price of $0.50 per share, of which $667 is to be provided by Lion to FIU (defined below) for continued research. At November 30, 2020 the Company owned a 55% interest in Lion.

On July 12, 2019 Lion entered into a Sponsored Research Agreement ("SRA") with Florida International University ("FIU") to fund a $3.0 million research program over approximately three years.

Research work commenced at FIU during September 2019.  During calendar 2020 FIU completed the first milestone research requirements pursuant to the SRA, which triggered the second tranche of funding to Lion in August 2020 for an aggregate amount of $700, of which $667 was provided by Lion to FIU for continued research.

On August 4, 2020 the U.S. Patent and Trademark Office issued Patent No. 10,734,636 B2 entitled "Battery Cathodes for Improved Stability" to FIU. The patent includes the use of platinum group metals and carbon nanotubes and other innovations in a lithium battery.  A second patent related to this was issued in December 2020.  Further patents are currently applied for.  Under the SRA, Lion Battery has exclusive rights to all intellectual property being developed by FIU including patents granted.  Lion is also reviewing several additional and complementary opportunities focused on developing next-generation battery technology using platinum and palladium.

The Company accounts for Lion using equity accounting as Lion is jointly controlled with Amplats.  Lion pays a fee of $3 per month to the Company for general and administrative services.